UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

Automatic Data Processing, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5397	22-1467904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

(973) 974-5000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value (voting)	ADP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Stockholders of Automatic Data Processing, Inc. (the “Company”) was held on November 8, 2023. There were present at the meeting, either in person or by proxy, holders of 360,481,531 shares of common stock. The final tabulation of the voting results for the election of directors and other proposals is set forth below.

Proposal 1 – Election of Directors

The following nominees were elected to the Company’s Board of Directors for the ensuing year. The votes cast for each nominee were as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Peter Bisson	313,814,244	2,412,349	355,196	43,899,742
Maria Black	315,608,925	651,604	321,260	43,899,742
David V. Goeckeler	312,446,437	3,768,414	366,938	43,899,742
Linnie M. Haynesworth	313,067,458	3,164,186	350,145	43,899,742
John P. Jones	305,589,946	10,620,021	371,822	43,899,742
Francine S. Katsoudas	313,086,290	3,103,176	392,323	43,899,742
Nazzic S. Keene	314,728,484	1,470,015	383,290	43,899,742
Thomas J. Lynch	311,757,745	4,462,838	361,206	43,899,742
Scott F. Powers	312,111,558	4,117,964	352,267	43,899,742
William J. Ready	217,658,386	98,557,710	365,693	43,899,742
Carlos A. Rodriguez	305,625,590	10,601,131	355,068	43,899,742
Sandra S. Wijnberg	300,135,970	15,767,401	678,418	43,899,742

Proposal 2 – Advisory Vote on Company’s Executive Compensation

The proposal to approve, on an advisory basis, executive compensation of our Named Executive Officers was approved based upon the following vote:

For	Against	Abstained	Broker Non-Votes
288,932,624	26,737,504	911,661	48,899,742

Proposal 3 – Advisory Vote on Frequency of Executive Compensation Advisory Vote (“Say When on Pay”)

The advisory vote on the frequency of future advisory votes on executive compensation received the following vote, with the “one year” frequency receiving the highest number of votes:

One Year	Two Years	Three Years	Abstained	Broker Non-Votes
310,869,574	371,175	4,786,238	554,802	48,899,742

The Company has considered the advisory vote on the Say When on Pay proposal, and determined that it will hold an advisory vote on executive compensation every year until the next Say When on Pay vote, which will occur no later than the Company’s Annual Meeting of Stockholders in 2029.

Proposal 4 - Ratify the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year that began on July 1, 2023 was approved based on the following vote:

For	Against	Abstained
341,315,418	18,467,282	698,831

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOMATIC DATA PROCESSING, INC.
(Registrant)

Date: November 14, 2023	By:	/s/ David Kwon
		Name:	David Kwon
		Title:	Vice President